EXECUTION COPY
AMENDMENT NO. 6
Dated as of March 4, 2016
to
CREDIT AGREEMENT
Dated as of June 23, 2011
THIS AMENDMENT NO. 6 (this “Amendment”) is made as of March 4, 2016 by and among (i) Unisys Corporation (the “Borrower”), (ii) Unisys Holding Corporation, Unisys NPL, Inc. and Unisys AP Investment Company I (each a “Guarantor” and, collectively, the “Guarantors” and, collectively with the Borrower, the “Credit Parties”), (iii) the undersigned Lenders and (iv) Wells Fargo Bank, National Association, as administrative agent (the “Agent”), under that certain Credit Agreement dated as of June 23, 2011 by and among the Borrower, the other Credit Parties, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Credit Parties, the Lenders party hereto and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, the Lenders party hereto and the Agent hereby agree to enter into this Amendment.
1.Amendment to the Credit Agreement. Effective as of the “Amendment No. 6 Effective Date” (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)    Section 5.4 of the Credit Agreement is hereby amended by adding the following Section 5.4(p):
“(p) Investments represented by Permitted Equity Derivative Agreements and the performance of obligations under Permitted Equity Derivative Agreements (including payments of cash pursuant thereto).”
(b)    Section 5.9 of the Credit Agreement is hereby amended by:
(i) amending and restating the introductory paragraph of Section 5.9 as follows:
“Restricted Payments. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any of its Equity Interests, or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so), or make any payment to induce the conversion of any of its Equity Interests, now or hereafter outstanding (each, a “Restricted Payment”), except that the Credit Parties and their respective Subsidiaries may:”; and
(ii) adding the following Section 5.9(m):
“(m) enter into, exercise rights and perform obligations under Permitted Equity Derivative Agreements (including payments of cash pursuant thereto).”
(c)    Section 7.1(e)(ii) of the Credit Agreement is hereby amended by amending and restating Section 7.1(e)(ii) of the Credit Agreement as follows:
“(ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity (without regard to any subordination terms with respect thereto), provided that this clause (e)(ii) shall not apply to (A) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the Property or assets securing such Indebtedness, if (x) such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness and (y) all required repayments or prepayments (if any) required under the terms of the agreements governing such Indebtedness arising because of such voluntary sale or transfer are paid in accordance with the terms of such agreements or (B) any requirement to deliver cash or equity securities upon conversion of any convertible Indebtedness;”
(d)    The definition of “Indebtedness” set forth in Section 11.1 is hereby amended by adding the following sentence to the end of the definition:
“Notwithstanding the foregoing, obligations arising from any Permitted Equity Derivative Agreement shall not be considered Indebtedness.”
(e)    The following definitions are hereby added to Section 11.1 in alphabetical order:
““Convertible Debt Security” means any debt security the terms of which provide for the conversion thereof into Capital Stock, cash or a combination of Capital Stock and cash.”
““Permitted Equity Derivative Agreement” means any forward purchase, accelerated share purchase, call option, warrant transaction or other equity derivative transaction (including, but not limited to, any bond hedge transaction or capped call transaction), whether settled in shares, cash or a combination thereof, in each case entered into by the Borrower in connection with the issuance of Convertible Debt Securities; provided that the terms, conditions and covenants of each such agreement shall be such as are customary for agreement of such type (as determined conclusively by the Borrower in good faith).”

(f)    The definition of “Interest Expense” set forth in Exhibit C to Exhibit 4.2(b) to the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:
““Interest Expense” shall mean (x) for purposes of the calculation of EBITDA, with respect to the Borrower and its consolidated Subsidiaries for any fiscal period, interest expense (whether cash or non-cash) of such Person determined in accordance with GAAP for the relevant period ended on such date, including (a) amortization of original issue discount on any Indebtedness and of all fees payable in connection with the incurrence of such Indebtedness (to the extent included in interest expense), (b) the interest portion of any deferred payment obligation and (c) the interest component of any Capital Lease Obligation and (y) for purposes of the calculation of Fixed Charge Coverage Ratio, with respect to the Borrower and its consolidated Subsidiaries for any fiscal period, interest expense (excluding any non-cash interest expense) of such Person determined in accordance with GAAP for the relevant period ended on such date.”
2.    Condition of Effectiveness. This Amendment shall become effective on the date first written above (the “Amendment No. 6 Effective Date”) upon the Agent’s receipt of counterparts of this Amendment duly executed by each Credit Party and the Required Lenders.
3.    Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement (as amended hereby), as applicable, constitute legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the effectiveness of this Amendment and (ii) each of the representations and warranties of such Credit Party set forth in the Credit Agreement or any other Loan Document to which such Credit Party is a party is true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent any such representation or warranty expressly relates to an earlier date (in which event such representation or warranty was true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.    Consent and Reaffirmation. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned Credit Parties consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
6.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

UNISYS CORPORATION,
as the Borrower

By:/s/ Scott A. Battersby
Name: Scott A. Battersby
Title: Vice President and Treasurer

UNISYS HOLDING CORPORATION,
as a Credit Party

By:/s/ John Bereschak
Name: John Bereschak
Title: Vice President and Treasurer

UNISYS NPL, INC.,
as a Credit Party

By:/s/ John Bereschak
Name: John Bereschak
Title: Vice President and Treasurer

UNISYS AP INVESTMENT COMPANY I,
as a Credit Party

By:/s/ John Bereschak
Name: John Bereschak
Title: Vice President and Treasurer

Signature Page to Amendment No. 6 to
Credit Agreement dated as of June 23, 2011
Unisys Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:/s/ Robert H. Waters, Jr.
Name: Robert H. Waters, Jr.
Title: Duly Authorized Signatory

Signature Page to Amendment No. 6 to
Credit Agreement dated as of June 23, 2011
Unisys Corporation

CITIBANK, N.A., as a Lender

By:/s/ Allister Chan
Name: Allister Chan
Title: Vice President

Signature Page to Amendment No. 6 to
Credit Agreement dated as of June 23, 2011
Unisys Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ Robert H. Waters, Jr.
Name: Robert H. Waters, Jr.
Title: Duly Authorized Signatory

Signature Page to Amendment No. 6 to
Credit Agreement dated as of June 23, 2011
Unisys Corporation

CITIZENS BUSINESS CAPITAL, A DIVISION OF CITIZENS ASSET FINANCE, INC., as a Lender

By:/s/ Kenneth Wales
Name: Kenneth Wales
Title: Vice President

Signature Page to Amendment No. 6 to
Credit Agreement dated as of June 23, 2011
Unisys Corporation

HSBC BANK USA, N.A., as a Lender

By:/s/ Peter Martin
Name: Peter Martin
Title: Vice President

Signature Page to Amendment No. 6 to
Credit Agreement dated as of June 23, 2011
Unisys Corporation

BANK OF AMERICA, N.A., as a Lender

By:/s/ Christy L. Bowen
Name: Christy L. Bowen
Title: Vice President

Signature Page to Amendment No. 6 to
Credit Agreement dated as of June 23, 2011
Unisys Corporation